UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

ARISTA POWER, INC.
(Exact name of registrant as specified in its charter)

New York	000-53510	16-1610794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Mt. Read Boulevard, Rochester, New York	14615
(Address of principal executive offices)	(Zip Code)

(585) 243-4040
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On December 21, 2011, Arista Power, Inc. (the “Company”) filed its Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of New York.  The Restated Certificate effected a 1-for-20 reverse stock split (the “Reverse Stock Split”) of each outstanding share of the Company’s Common Stock (the “Common Stock”).  The Reverse Stock Split will become effective at the opening of trading on December 27, 2011.

As part of the reverse stock split, FINRA will append a “D” to the Company’s ticker symbol to indicate the completion of the Reverse Stock Split.  After 20 business days following the Reverse Stock Split, the ticker symbol will revert back to “ASPW.”  In connection with the Reverse Stock Split, the CUSIP number of the Common Stock (OTCBB: ASPW) has been changed to 040414203.

On October 18, 2011, the Company’s Board of Directors approved, authorized and recommended to the Company’s shareholders to file the Restated Certificate to effect the Reverse Stock Split and, as of November 17, 2011, the holders of approximately 74% of the aggregate voting power of the Common Stock delivered to the Registrant written consents (the “Written Consents”) in lieu of a special meeting of shareholders approving the adoption of Restated Certificate.  The Written Consents constituted the only shareholder approval required to amend the Company’s Certificate of Incorporation under New York Business Corporation Law, the Company’s Certificate of Incorporation and the Company’s Bylaws.

An Information Statement on Schedule 14C (the “Information Statement”) was filed with the Securities and Exchange Commission on November 28, 2011 advising shareholders of the Restated Certificate and indicating that, in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, the Amended Certificate would not be filed until at least 20 days following the mailing of the Information Statement to shareholders, which was first mailed on or about November 29, 2011.

The foregoing description of the Restated Certificate and the Reverse Stock Split set forth above does not purport to be complete and is qualified in its entirety by reference to the Information Statement and the Restated Certificate.

The Restated Certificate is attached hereto as Exhibit 3.01 as is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

3.01	Restated Certificate of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA POWER, INC.

By:	/s/ William A. Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer

Dated:                      December 23, 2011

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EXHIBIT INDEX

Exhibit Number	Description

3.01	Restated Certificate of Incorporation.

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